Exhibit 10.3


                                                             EXECUTION VERSION



              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                          Dated as of April 11, 2005




                                     among



                       HAYES LEMMERZ INTERNATIONAL, INC.

                                      and

                          HLI OPERATING COMPANY, INC.
                                  as Grantors

                                      and

                              Each Other Grantor
                        From Time to Time Party Hereto


                                      and


                         CITICORP NORTH AMERICA, INC.
                              as First Lien Agent

                                      and

                         CITICORP NORTH AMERICA, INC.
                             as Second Lien Agent

                                      and

                         CITICORP NORTH AMERICA, INC.
                              as Collateral Agent


                                      and


                         LEHMAN COMMERCIAL PAPER INC.
                             as Syndication Agent




                          WEIL, GOTSHAL & MANGES LLP
                               767 FIFTH AVENUE
                         NEW YORK, NEW YORK 10153-0119

THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, DATED AS OF APRIL 11, 2005 (AS SUCH AGREEMENT MAY BE AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME, THE "INTERCREDITOR AGREEMENT"), AMONG CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT FOR THE FIRST LIEN LENDERS, CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT FOR THE TERM C LENDERS, CITICORP NORTH AMERICA, INC., AS COLLATERAL AGENT FOR THE SECURED PARTIES, HLI OPERATING COMPANY, INC., HAYES LEMMERZ INTERNATIONAL, INC. AND EACH OTHER GRANTOR.

         THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of April 11, 2005, by HLI OPERATING COMPANY, INC. ("Borrower"), HAYES LEMMERZ INTERNATIONAL, INC. ("Holdings") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.11 (Additional Grantors) (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp North America, Inc. ("CNAI"), as collateral agent for the Senior Secured Parties, the Junior Secured Parties and the Secured Parties (in such capacities, the "Collateral Agent"), amends and restates in its entirety the Existing Pledge and Security Agreement (as defined below). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:

         WHEREAS, the Borrower, Holdings, the lenders and issuers party thereto from time to time, CNAI as administrative agent (in such capacity, "Existing Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent") and GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "Documentation Agent") are parties to the Credit Agreement, dated as of June 3, 2003 (as amended, modified or supplemented prior to the date hereof, the "Existing Credit Agreement"); and

         WHEREAS, the Borrower desires, inter alia, to establish a new term loan facility, in an aggregate principal amount of up to $150,000,000, secured by a second-priority lien on the Collateral and has requested an amendment and restatement of the Existing Credit Agreement; and

         WHEREAS, the Borrower, Holdings, the lenders and issuers party thereto from time to time, CNAI as administrative agent for the First Lien Lenders (in such capacity, the "First Lien Agent"), as administrative agent for the Term C Lenders (in such capacity, the "Second Lien Agent") and as Collateral Agent, the Syndication Agent and the Documentation Agent have entered into the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as amended, modified, restated or supplemented, the "Credit Agreement") which amends and restates the Existing Credit Agreement in its entirety; and

         WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent; and

         WHEREAS, this Agreement, on the terms and subject to the conditions set forth herein, shall amend and restate, in its entirety, the pledge and security agreement, dated as of June 3, 2003 (as amended prior to the date hereof, the "Existing Pledge and Security Agreement") entered into by the Grantors in favor of the Existing Administrative Agent; and

         WHEREAS, (i) each Grantor hereby reaffirms the Liens granted pursuant to the Loan Documents (as defined in the Existing Credit Agreement) to the Existing Administrative Agent for the benefit of the Secured Parties (as defined in the Existing Credit Agreement), which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and shall continue to secure the Secured Obligations and (ii) from and after the Effective Date, the Existing Pledge and Security Agreement shall be of no further force or effect, except to evidence the obligations incurred, the representations and warranties made, and the actions or omissions performed or required to be performed, thereunder prior to the Effective Date; and

         WHEREAS, each Grantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrower under the Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agents and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

         ARTICLE I DEFINED TERMS

         Section 1.1   Definitions

         (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

         (b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

         "Account Debtor"
         "Account"
         "Chattel Paper"
         "Commercial Tort Claim"
         "Commodity Account"
         "Commodity Intermediary"
         "Deposit Account"
         "Document"
         "Entitlement Holder"
         "Entitlement Order"
         "Equipment"
         "Financial Asset"
         "General Intangible"
         "Instrument"
         "Inventory"
         "Investment Property"
         "Letter-of-Credit Right"
         "Proceeds"
         "Securities Account"
         "Securities Intermediary"
         "Security"
         "Security Entitlement"

         (c) The following terms shall have the following meanings:

         "Additional Pledged Collateral" means all shares of, limited or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that is acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

         "Agreement" means this Amended and Restated Pledge and Security Agreement.

         "Approved Deposit Account" means a Deposit Account that is the subject of an effective Deposit Account Control Agreement and that is maintained by any Grantor with a Deposit Account Bank. "Approved Deposit Account" includes all monies on deposit in a Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

         "Approved Securities Intermediary" means a Securities Intermediary or Commodity Intermediary selected or approved by the Collateral Agent and with respect to which a Grantor has delivered to the Collateral Agent an executed Control Account Agreement.

         "Cash Collateral Account" means any Deposit Account or Securities Account established by the Collateral Agent as provided in Section 2.3 (Cash Collateral Accounts) in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 (Accounts and Payments in Respect of General Intangibles) or 5.4 (Proceeds to be Turned Over To Collateral Agent) or the Credit Agreement.

         "Collateral" has the meaning specified in Section 2.1 (Collateral).

         "Collateral Agent" shall include, in addition to the Collateral Agent referred to in the preamble hereto, any successors and assigns to the Collateral Agent permitted under the Intercreditor Agreement and means (i) for purposes of Section 2.2(a) (Grants of Security Interests in the Collateral), the "Collateral Agent" in its separate individual capacity as collateral agent for the benefit of the Senior Secured Parties with respect to the Senior Secured Obligations, (ii) for purposes of Section 2.2(b) (Grants of Security Interests in the Collateral), the "Collateral Agent" in its separate individual capacity as collateral agent for the benefit of the Junior Secured Parties with respect to the Junior Secured Obligations and (iii) for purposes of all other provisions in this Agreement, the "Collateral Agent" (x) in its separate individual capacity as collateral agent for the benefit of the Senior Secured Parties with respect to the Senior Secured Obligations, (y) in its separate individual capacity as collateral agent for the benefit of the Junior Secured Parties with respect to the Junior Secured Obligations and (z) in its separate individual capacity as collateral agent for the benefit of the Secured Parties with respect to the Secured Obligations.

         "Control Account" means a Securities Account or Commodity Account that is the subject of an effective Control Account Agreement and that is maintained by any Grantor with an Approved Securities Intermediary. "Control Account" includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

         "Control Account Agreement" means a letter agreement, substantially in the form of Annex 2 (Form of Control Account Agreement) (with such changes as may be agreed to by the Administrative Agents), executed by the relevant Grantor, the Collateral Agent and the relevant Approved Securities Intermediary, or otherwise in form and substance reasonably satisfactory to the Administrative Agents.

         "Copyright License" means any agreement whether written or oral, providing for the grant by or to any Grantor of any right to use any copyright.

         "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

         "Deposit Account Bank" means a financial institution selected or approved by the Collateral Agent and with respect to which a Grantor has delivered to the Collateral Agent an executed Deposit Account Control Agreement.

         "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) (with such changes as may be agreed to by the Administrative Agents), executed by the Grantor, the Collateral Agent and the relevant Deposit Account Bank, or otherwise in form and substance reasonably satisfactory to the Administrative Agents.

         "Excluded Property" means (i) any permit, lease, license, contract or other agreement held by any Grantor that validly prohibits the creation by such Grantor of a Lien thereon, or any permit, lease, license contract or other agreement held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not removed, terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law; (ii) any Equipment owned by any Grantor that is subject to a purchase money Lien or a Capital Lease Obligation if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capital Lease Obligation) prohibits or requires the consent of any Person other than the Borrower and its Subsidiaries as a condition to the creation of any other Lien on such Equipment; and (iii) any of the outstanding capital stock of a Foreign Entity in excess of 65% of the voting power of all classes of capital stock of such Foreign Entity entitled to vote.

         "Foreign Entity" means, with respect to any Grantor, any corporation, partnership, limited liability company or other business entity (i) which is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia and (ii) of which an aggregate of more than 50% of the outstanding classes of capital stock entitled to vote is, at the time, owned by such Grantor or one or more Grantors.

         "Intellectual Property" means, collectively, all rights, title and interest of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         "Intercompany Note" means any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or another Grantor.

         "Junior Liens" has the meaning specified in Section 2.2(b) (Grants of Security Interests in Collateral).

         "Junior Secured Obligations" means, in the case of the Borrower, the Obligations arising under or in respect of the Term C Facility, and, in the case of any other Grantor, the obligations of such Grantor related thereto under the Guaranty and the other Loan Documents to which it is a party.

         "Junior Secured Parties" means the Term C Lenders, the Second Lien Agent, the Collateral Agent and any other holder of any Junior Secured Obligation.

         "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

         "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

         "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor and material to such Grantor's business.

         "Partnership" means each partnership in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

         "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

         "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of the foregoing.

         "Patent License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

         "Pledged Collateral" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Grantor in excess of $300,000, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles (excluding Intellectual Property) or Investment Property.

         "Pledged LLC Interests" means all right, title and interest of any Grantor as a member of any LLC and all right, title and interest of any Grantor in, to and under any LLC Agreement to which it is a party.

         "Pledged Notes" means all right, title and interest of any Grantor in the Instruments evidencing all Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

         "Pledged Partnership Interests" means all right, title and interest of any Grantor as a limited or general partner in all Partnerships and all right, title and interest of any Grantor in, to and under any Partnership Agreements to which it is a party.

         "Pledged Stock" means the shares of capital stock owned by each Grantor, including all shares of capital stock listed on Schedule 2 (Pledged Collateral); provided, however, that only the outstanding capital stock of a subsidiary that is not a Domestic Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote shall be deemed to be pledged hereunder.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Liens" has the meaning specified in Section 2.2(a) (Grants of Security Interests in Collateral).

         "Senior Secured Obligations" means all Secured Obligations (other than the Junior Secured Obligations).

         "Senior Secured Parties" means the First Lien Lenders, the First Lien Agent, the Collateral Agent and any other holder of any Senior Secured Obligation.

         "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

         "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent's security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "Vehicles" means all vehicles covered by a certificate of title law of any state.

         Section 1.2   Certain Other Terms

         (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

         (b) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

         (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

         (f) Any reference in this Agreement to a Loan Document shall include all annexes, appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

         (g) The term "including" means "including without limitation" except when used in the computation of time periods.

         (h) The terms "Lender," "Issuer," "Collateral Agent," "Administrative Agent," "First Lien Agent," "Second Lien Agent," and "Secured Party" include their respective successors.

         (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

         ARTICLE II GRANT OF SECURITY INTEREST

         Section 2.1   Collateral

         For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

         (a) all Accounts;

         (b) all Chattel Paper;

         (c) all Deposit Accounts;

         (d) all Documents;

         (e) all Equipment;

         (f) all General Intangibles;

         (g) all Instruments;

         (h) all Inventory;

         (i) all Investment Property;

         (j) all Letter-of-Credit Rights;

         (k) all Vehicles;

         (l) the Commercial Tort Claims described on Schedule 7 (Commercial Tort Claims) and on any supplement thereto received by the Collateral Agent pursuant to Section 4.12 (Notice of Commercial Tort Claims);

         (m) all books and records pertaining to the other property described in this Section 2.1;

         (n) all other goods and personal property of any Grantor, whether tangible or intangible and wherever located;

         (o) all property of any Grantor held by the Collateral Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Collateral Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and

         (p) to the extent not otherwise included, all Proceeds.

         Section 2.2   Grants of Security Interests in Collateral

         (a) Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Senior Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Senior Secured Parties, and grants to the Collateral Agent for the benefit of the Senior Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor. The foregoing grants of security interests shall not include a security interest in Excluded Property; provided, however, such "Excluded Property" shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property); provided, however, that if and when any Collateral shall cease to be Excluded Property, the Collateral Agent shall be deemed to have, and all times after the date hereof to have had, a security interest in such Collateral. The continuing security interest and Lien granted above in this Section 2.2(a) (Grants of Security Interests in Collateral) by the Grantors to the Collateral Agent for the benefit of the Senior Secured Parties are referred to as the "Senior Liens."

         (b) Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Junior Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Junior Secured Parties, and grants to the Collateral Agent for the benefit of the Junior Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor. The foregoing grants of security interests shall not include a security interest in Excluded Property; provided, however, such "Excluded Property" shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property); provided, however, that if and when any Collateral shall cease to be Excluded Property, the Collateral Agent shall be deemed to have, and all times after the date hereof to have had, a security interest in such Collateral. The continuing security interest and Lien granted above in this Section 2.2(b) (Grants of Security Interests in Collateral) by the Grantors to the Collateral Agent for the benefit of the Junior Secured Parties are referred to as the "Junior Liens." The Senior Liens shall take priority over the Junior Liens and the Junior Liens shall be and are hereby rendered subordinate and junior in priority to the Senior Liens on such Collateral.

         (c) Notwithstanding anything to the contrary contained in this Agreement, the Liens granted above, and the relative priority thereof, shall be as set forth in, and subject to the terms and conditions of, the Intercreditor Agreement.

         Section 2.3   Cash Collateral Accounts

         The Collateral Agent has established a Deposit Account at Citibank, N.A., designated as "Citicorp North America, Inc. - HLI Operating Company, Inc. Concentration Account". The Collateral Agent may establish one or more other Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be in the name of the Collateral Agent (but may also have words referring to the Borrower and the account's purpose). The Borrower agrees that each such account shall be under the sole dominion and control of the Collateral Agent. The Collateral Agent shall be the Entitlement Holder with respect to each such Securities Account and the only Person authorized to give Entitlement Orders with respect thereto. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Collateral Agent and, except during the continuance of an Event of Default, the Collateral Agent agrees with the Borrower to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Borrower; provided, however, that the Collateral Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. Neither the Borrower nor any other Loan Party or Person claiming on behalf of or through the Borrower or any other Loan Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations. Except following notice from the Collateral Agent to the Borrower during the continuance of an Event of Default the Collateral Agent agrees to cause any funds on deposit in a Cash Collateral Account to be paid at the written direction of the Borrower.

         ARTICLE III REPRESENTATIONS AND WARRANTIES

         To induce the Lenders, the Issuers, the Collateral Agent and the Administrative Agents to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Collateral Agent, for the benefit of the Secured Parties:

         Section 3.1   Title; No Other Liens

         Except for the Liens granted to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

         Section 3.2   Perfection and Priority

         The security interests granted pursuant to this Agreement shall constitute valid and continuing perfected security interests in favor of the Collateral Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Agent in completed and duly executed form),
(ii) the delivery to the Collateral Agent of all Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to the Collateral Agent or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to Deposit Accounts (other than the Cash Collateral Account) required to be subject to a perfected security interest hereunder and (v) all appropriate filings having been made with the United States Copyright Office. With the exception of the subordination of the Junior Liens to the Senior Liens pursuant to this Agreement and the Intercreditor Agreement, such security interests shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Collateral Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement.

         Section 3.3   Name; Jurisdiction of Organization; Chief Executive
                       Office

         (a) Except as set forth on Schedule 1 (State of Incorporation; Principal Executive Office), within the five-year period preceding the date hereof such Grantor has not had, or operated in any jurisdiction, under any trade name, fictitious name or other name other than its legal name.

         (b) On the date hereof such Grantor's jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business is specified on
Schedule 1 (State of Incorporation; Principal Executive Office).

         Section 3.4   Inventory and Equipment

         On the date hereof, such Grantor's Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment).

         Section 3.5   Pledged Collateral

         (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor are listed on Schedule 2 (Pledged Collateral) and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

         (b) All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

         (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

         (d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments has been delivered to the Collateral Agent in accordance with Section 4.4(a) (Pledged Collateral).

         (e) Except as provided in Section 4.5 (Control Accounts; Approved Deposit Accounts), all Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

         (f) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Collateral Agent or that consisting of Financial Assets held in a Control Account.

         (g) Except in the case of Hayes Lemmerz International--Hub And Drum, LLC and Hayes Lemmerz International--Akron, LLC, the LLC Agreement governing any Pledged LLC Interest and the Partnership Agreement governing any Pledged Partnership Interest provide that, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall be entitled to exercise all of the rights of the Grantor granting the security interest therein, and that a transferee or assignee of a membership interest or partnership interest, as the case may be, of such LLC or Partnership, as the case may be, shall become a member or partner, as the case may be, of such LLC or Partnership, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Grantor, such Grantor ceases to be a member or partner, as the case may be.

         Section 3.6   Accounts

         No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Collateral Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.4 (Pledged Collateral).

         Section 3.7   Intellectual Property

         (a) Schedule 5 (Intellectual Property) lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. The Material Intellectual Property set forth on Schedule 5 (Intellectual Property) for such Grantor constitutes all of the intellectual property rights material to the conduct of its business.

         (b) On the date hereof, all Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned to the knowledge of Grantor, and the use thereof in the business of such Grantor does not infringe the intellectual property rights of any other Person.

         (c) Except as set forth in Schedule 5 (Intellectual Property), on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any material licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

         (d) No holding, decision or judgment has been rendered by any Governmental Authority naming a Grantor that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

         (e) Except as set forth in Schedule 5 (Intellectual Property), no action or proceeding seeking to limit or cancel the validity of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened. As of the date hereof, there are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

         Section 3.8   Deposit Accounts; Control Accounts

         The only Deposit Accounts and Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts), which sets forth such information separately for each Grantor.

         Section 3.9   Commercial Tort Claims

         The only existing or potential Commercial Tort Claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 7 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

         ARTICLE IV COVENANTS

         Each Grantor agrees with the Collateral Agent to the following, as long as any Obligation or Commitment remains outstanding and, in each case, unless the Administrative Agents otherwise consent in writing:

         Section 4.1   Generally

         Such Grantor shall (a) except for the security interests created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 8.2 (Liens, Etc.) of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Requirement of Law or any policy of insurance covering the Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any Collateral if such restriction would have a Material Adverse Effect, except as otherwise permitted under the Credit Agreement, and (e) promptly notify the Collateral Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral regardless of whether or not it has a Material Adverse Effect.

         Section 4.2 Maintenance of Perfected Security Interests; Further Documentation

         (a) Such Grantor shall maintain the security interests created by this Agreement as perfected security interests having at least the priorities described in Section 2.2 (Grants of Security Interests in Collateral) and
Section 3.2 (Perfection and Priority) and shall defend such security interests and the applicable priorities of such security interests against the claims and demands of all Persons.

         (b) Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including any authorization for the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and the execution and delivery of Deposit Account Control Agreements and Control Account Agreements.

         Section 4.3   Changes in Locations, Name, Etc.

         (a) Except upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (i) all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing any additional location at which Inventory or Equipment shall be kept, such Grantor shall not do any of the following:

               (i) permit any Inventory or Equipment to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment);

               (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 3.3 (Name; Jurisdiction of Organization; Chief Executive Office); or

               (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

         (b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Collateral Agent, the security interest of the Collateral Agent shall be noted on the certificate of title of each Vehicle.

         Section 4.4   Pledged Collateral

         (a) Such Grantor shall (i) deliver to the Collateral Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), and, at the Collateral Agent's request, all Instruments, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment) or such other documentation acceptable to the Collateral Agent and (ii) except as provided in Section 4.5 (Control Accounts; Approved Deposit Accounts), maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Collateral Agent shall have the right at any time after the occurrence of an Event of Default to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

         (b) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest (with the priorities contemplated herein) in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

         (c) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Collateral Agent, enable or permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

         (d) Such Grantor shall not grant control over any Investment Property to any Person other than the Collateral Agent.

         (e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of each Grantor that is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

         (f) Such Grantor shall not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interests of the Collateral Agent in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including any amendment electing to treat the membership interests or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

         Section 4.5   Control Accounts; Approved Deposit Accounts

         (a) Such Grantor shall (i) deposit in an Approved Deposit Account all cash received by such Grantor, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than with a Deposit Account Bank, a Lender or an Affiliate of a Lender; provided, however, that any Grantor may (i) maintain payroll, withholding tax and other fiduciary accounts and (ii) maintain other accounts so long as the aggregate balance in all such accounts does not exceed $5,000,000.

         (b) Such Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor under a General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account and shall deposit in an Approved Deposit Account all Proceeds of such Accounts and General Intangibles received by such Grantor from any other Person immediately upon receipt.

         (c) In the event (i) such Grantor or any Approved Securities Intermediary or Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason, (ii) the Collateral Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary or Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement, or (iii) the Collateral Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary or Deposit Account Bank, as the case may be, has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

         Section 4.6   Accounts

         (a) Such Grantor shall not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

         (b) The Collateral Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith. At any time and from time to time, upon the Collateral Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless a Default or Event of Default shall be continuing, the Collateral Agent shall request no more than four such reports during any calendar year.

         Section 4.7   Delivery of Instruments and Chattel Paper

         If any amount in excess of $300,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, or, if consented to by the Collateral Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp North America, Inc., as Collateral Agent".

         Section 4.8   Intellectual Property

         (a) Such Grantor (either itself or through licensees) shall (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark that is confusingly similar to such Trademark unless the Collateral Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

         (b) Such Grantor shall not (and not knowingly permit any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

         (c) Such Grantor (i) shall not (and shall not knowingly permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (and not knowingly permit any licensee or sublicensee thereof to) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

         (d) Such Grantor shall not (and not knowingly permit any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

         (e) Such Grantor (either itself or through licensees) shall not knowingly do any act that uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

         (f) Such Grantor shall notify the Collateral Agent promptly if it knows that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property.

         (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Collateral Agent within five Business Days after such Grantor receives official confirmation of such filing. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Copyright, Patent or Trademark and the goodwill of such Grantor relating thereto or represented thereby.

         (h) Such Grantor shall take all reasonable actions necessary or requested by the Collateral Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

         (i) In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation or dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

         (j) Unless otherwise agreed to by the Collateral Agent, such Grantor shall execute and deliver to the Collateral Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Copyright Security Agreement),
(ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 (Form of Short Form Patent Security Agreement) and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 7 (Form of Short Form Trademark Security Agreement).

         Section 4.9   Vehicles

         Upon the reasonable request of the Collateral Agent, within 30 days after the date of such request and, with respect to any Vehicle acquired by such Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Collateral Agent's first and second priority security interest in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that the Collateral Agent shall deem advisable to perfect its security interests in the Vehicles.

         Section 4.10  Payment of Obligations

         Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         Section 4.11  Insurance

         Such Grantor shall (i) maintain, and cause to be maintained for each of its Subsidiaries insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Grantor or such Subsidiary operates, and such other insurance as may be reasonably requested by the Requisite Lenders, and, in any event, all insurance required by any Collateral Documents and (ii) cause all such insurance that is material to name the Collateral Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Collateral Agent.

         Section 4.12  Notice of Commercial Tort Claims

         Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, immediately upon such acquisition, deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7 (Commercial Tort Claims) containing a specific description of such Commercial Tort Claim, certified by such Grantor as true, correct and complete, (ii) the provision of Section 2.1 (Collateral) shall apply to such Commercial Tort Claim (and the Grantor authorizes the Collateral Agent to supplement such schedule with a description of such Commercial Tort Claim if such Grantor fails to deliver the supplement described in clause (i)) and (iii) such Grantor shall execute and deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, any certificate, agreement and other document, and take all other action, deemed by the Collateral Agent to be reasonably necessary or appropriate for the Collateral Agent to obtain, on behalf of the Senior Secured Parties, a first priority, perfected security interest in all such Commercial Tort Claims, and on behalf of the Junior Secured Parties, a second-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims) delivered pursuant to this Section 4.12 (Notice of Commercial Tort Claims) shall become part of Schedule 7 (Commercial Tort Claims) for all purposes hereunder other than, absent a written consent of the Collateral Agent, for purpose of the representations and warranties set forth in Section 3.9 (Commercial Tort Claims).

         ARTICLE V REMEDIAL PROVISIONS

         Section 5.1   Code and Other Remedies

                  During the continuance of an Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Intercreditor Agreement shall prescribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         Section 5.2   Accounts and Payments in Respect of General Intangibles

         (a) If required by the Collateral Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Cash Collateral Account, subject to withdrawal by the Collateral Agent as provided in Section 5.4 (Proceeds to be Turned Over To Collateral Agent). Until so turned over, such payment shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

         (b) At the Collateral Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

         (c) The Collateral Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

         (d) The Collateral Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

         (e) Upon the request of the Collateral Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Collateral Agent and that payments in respect thereof shall be made directly to the Collateral Agent. In addition, the Collateral Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

         (f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Collateral Agent nor any other Secured Party of any payment relating thereto, nor shall the Collateral Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

         Section 5.3   Pledged Collateral

         (a) During the continuance of an Event of Default, upon notice by the Collateral Agent to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Collateral Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) In order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

         (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Collateral Agent.

         (d) It is hereby acknowledged and agreed that the Collateral Agent shall not deliver any blockage notice or similar document pursuant to any Deposit Account Control Agreement or Control Account Agreement unless an Event of Default shall have occurred and be continuing.

         Section 5.4   Proceeds to be Turned Over To Collateral Agent

         All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Cash Collateral Account. All Proceeds while held by the Collateral Agent in a Cash Collateral Account (or by such Grantor in trust for the Collateral Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Intercreditor Agreement.

         Section 5.5   Registration Rights

         (a) If the Collateral Agent shall determine to exercise its right to sell any the Pledged Collateral pursuant to Section 5.1 (Code and Other Remedies), and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Collateral, or any portion thereof to be registered under the provisions of the Securities Act, the relevant Grantor shall cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

         (b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

         (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this
Section 5.5 will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         Section 5.6   Deficiency

         Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Collateral Agent or any other Secured Party to collect such deficiency.

         ARTICLE VI THE COLLATERAL AGENT

         Section 6.1   Collateral Agent's Appointment as Attorney-in-Fact

         (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

               (iv) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

               (v) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

               (vi) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay or discharge any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

               (vii) execute, in connection with any sale provided for in
         Section 5.1 (Code and Other Remedies) or 5.5 (Registration Rights), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

               (viii) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Collateral Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall have occurred and be continuing.

         (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

         (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         Section 6.2 Duty of Collateral Agent

         The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interest in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         Section 6.3 Authorization of Financing Statements

         Each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements or continuation statements, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interests granted to the Collateral Agent in connection herewith. Such financing statements may describe the collateral in the same manner as described in any security agreement or pledge agreement entered into by the parties in connection herewith or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, in necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection herewith, including, without limitation, describing such property as "all assets" or "all personal property" whether now owned or hereafter acquired.

         Section 6.4 Authority of Collateral Agent

         (a) Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Intercreditor Agreement, the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. To the extent that the Intercreditor Agreement conflicts with any other Loan Document with regard to the authority of the Collateral Agent, the Intercreditor Agreement shall control.

         (b) Each Grantor and the Collateral Agent hereby agrees and acknowledges that, to the extent that the Collateral Agent has a security interest in or possession of any Collateral, the Collateral Agent is holding, and shall hold, such Collateral (and the security interest therein) for the benefit of and on behalf of each Secured Party, subject to the relative priorities set forth herein and in the Intercreditor Agreement, in accordance with Section 8-301(a)(2), 9-313(a) and 9-313(c) of the UCC, if applicable.

         ARTICLE VII MISCELLANEOUS

         Section 7.1   Amendments in Writing

         None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section
11.1 (Amendments, Waivers, Etc.) of the Credit Agreement.

         Section 7.2   Notices

         All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section
11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower's notice address set forth in such Section 11.8.

         Section 7.3   No Waiver by Course of Conduct; Cumulative Remedies

         Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         Section 7.4   Amendment and Restatement; Effectiveness

         (a) This Agreement shall not become effective until the Effective
Date.

         (b) On the Effective Date, the Existing Pledge and Security Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Pledge and Security Agreement shall thereafter be of no further force and effect except to evidence (i) the Liens granted thereunder and the incurrence by the Grantors of obligations thereunder (whether or not such obligations are contingent as of the Effective Date), (ii) the representations and warranties made by the Grantors prior to the Effective Date and (iii) any action or omission performed or required to be performed pursuant to the Existing Pledge and Security Agreement prior to the Effective Date (including any failure, prior to the Effective Date, to comply with the covenants contained in the Existing Pledge and Security Agreement). The amendments and restatements set forth herein shall not cure any breach thereof or any "Default" or "Event of Default" under and as defined in the Existing Credit Agreement existing prior to the date hereof. This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Pledge and Security Agreement or evidence payment or performance of all or any portion of such obligations and liabilities. Each of the Grantors hereby consents to the execution, delivery and performance of the Credit Agreement and all of the other Loan Documents executed or delivered in connection therewith.

         (c) The terms and conditions of this Agreement and the Agents', the Lenders' and the Issuers' rights and remedies under this Agreement and the other Loan Documents shall apply to (i) all of the Obligations incurred under the Credit Agreement and the Notes issued thereunder and all obligations of the Grantors incurred under the Loan Documents and (ii) all of the Obligations incurred under the Existing Credit Agreement and the Notes issued thereunder and all obligations of the Grantors incurred under the Loan Documents (as defined in the Existing Credit Agreement) (the "Existing Loan Documents").

         (d) Each Grantor hereby reaffirms the Liens granted pursuant to the Existing Loan Documents to the Existing Administrative Agent for the benefit of the Secured Parties (as defined in the Existing Credit Agreement), which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and shall continue to secure the Secured Obligations.

         (e) On and after the Effective Date, (i) all references to the Existing Pledge and Security Agreement (or to any amendment or any amendment and restatement thereof) in the Loan Documents shall be deemed to refer to the Existing Pledge and Security Agreement, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Pledge and Security Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Effective Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be reference to the Existing Pledge and Security Agreement, as amended and restated hereby.

         (f) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement, waiver or other modification, whether or not similar, and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended by this Agreement or any other Loan Document.

         Section 7.5   Successors and Assigns

         This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

         Section 7.6   Counterparts

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

         Section 7.7   Severability

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.8   Section Headings

         The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

         Section 7.9   Entire Agreement

         This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement and each other Loan Document are subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the Intercreditor Agreement, this Agreement or any other Loan Document with regard to the authority of the Collateral Agent or otherwise, the terms of the Intercreditor Agreement shall govern.

         Section 7.10  Governing Law

         This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         Section 7.11  Additional Grantors

         If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Effective Date.

         Section 7.12  Release of Collateral

         (a) At the time provided in Section 9 of the Intercreditor Agreement, the Collateral shall be released from the Liens created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral of such Grantor held by the Collateral Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         (b) If the Collateral Agent shall be directed or permitted pursuant to Section 9 of the Intercreditor Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided, and subject to the terms and conditions set forth, in Section 10.8(b) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement and, in connection therewith, the Collateral Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; provided, however, that the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower in form and substance satisfactory to the Collateral Agent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

         Section 7.13  Reinstatement

         Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

     GRANTORS:

     HLI OPERATING COMPANY, INC.
     HAYES LEMMERZ INTERNATIONAL, INC.
     HLI PARENT COMPANY, INC.
     HAYES LEMMERZ INTERNATIONAL--AKRON, LLC
     HAYES LEMMERZ INTERNATIONAL--BOWLING GREEN, INC
     HAYES LEMMERZ INTERNATIONAL - BRISTOL, INC.
     HAYES LEMMERZ INTERNATIONAL - CADILLAC, INC.
     HAYES LEMMERZ INTERNATIONAL--CALIFORNIA, INC.
     HAYES LEMMERZ INTERNATIONAL--COMMERCIAL HIGHWAY, INC.
     HAYES LEMMERZ INTERNATIONAL - EQUIPMENT & ENGINEERING, INC.
     HAYES LEMMERZ INTERNATIONAL--GEORGIA, INC.
     HAYES LEMMERZ INTERNATIONAL - HOMER, INC.
     HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.
     HAYES LEMMERZ INTERNATIONAL--HUB AND DRUM, LLC
     HAYES LEMMERZ INTERNATIONAL--HUNTINGTON, INC.
     HAYES LEMMERZ INTERNATIONAL--KENTUCKY, INC.
     HAYES LEMMERZ INTERNATIONAL - LAREDO, INC.
     HAYES LEMMERZ INTERNATIONAL--LA MIRADA, INC.
     HAYES LEMMERZ INTERNATIONAL - MEXICO, INC.
     HAYES LEMMERZ INTERNATIONAL - MONTAGUE, INC.
     HAYES LEMMERZ INTERNATIONAL - PCA, INC.
     HAYES LEMMERZ INTERNATIONAL - PETERSBURG, INC.
     HAYES LEMMERZ INTERNATIONAL--SEDALIA, INC.
     HAYES LEMMERZ INTERNATIONAL - SOUTHFIELD, INC.
     HAYES LEMMERZ INTERNATIONAL - TECHNICAL CENTER, INC.
     HAYES LEMMERZ INTERNATIONAL - TEXAS, INC.
     HAYES LEMMERZ INTERNATIONAL--TRANSPORTATION, INC.
     HAYES LEMMERZ INTERNATIONAL--WABASH, INC.
     HAYES LEMMERZ INTERNATIONAL IMPORT, INC.
     HLI BRAKES HOLDING COMPANY, INC.
     HLI COMMERCIAL HIGHWAY HOLDING COMPANY, INC.
     HLI POWERTRAIN HOLDING COMPANY, INC.
     HLI REALTY, INC.
     HLI SERVICES HOLDING COMPANY, INC.
     HLI SUSPENSION HOLDING COMPANY, INC.
     HLI WHEELS HOLDING COMPANY, INC.
     HLI - SUMMERFIELD REALTY CORP.


     By: /s/ Patrick C. Cauley
        ---------------------------------------
        Name:   Patrick C. Cauley
        Title:  Vice President

ACCEPTED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC., as
Collateral Agent for the Senior Secured Parties,
Collateral Agent for the Junior Secured Parties and
Collateral Agent for the Secured Parties


By: /s/ Shapleigh Smith
   -------------------------------------------
     Name:   Shapleigh Smith
     Title:  Managing Director/Vice President

                                    ANNEX 1
                                      TO
              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                   FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT


                                                        _____________ __, ____


[Deposit Account Bank]
[Address]

Ladies and Gentlemen:

         Reference is made to account no. [__________] maintained with you (the "Bank") by [ ] (the "Company") into which funds are deposited from time to time (the "Account"). The Company has entered into an Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HLI Operating Company, Inc., as borrower, Hayes Lemmerz International, Inc., the Lenders and Issuers party thereto, Citicorp North America, Inc. ("CNAI"), as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent"), CNAI, as administrative agent for the First Lien Lenders, CNAI, as administrative agent for the Term C Lenders, Lehman Commercial Paper Inc., as syndication agent, and General Electric Capital Corporation, as documentation agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

         Pursuant to the Credit Agreement and related documents, the Company has granted to the Collateral Agent (in each of its capacities as set forth in the Pledge and Security Agreement), for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the "Collateral"). Payments with respect to the Collateral are or hereafter may be made to the Account.

         The Company hereby transfers to the Collateral Agent exclusive control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Collateral Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company and (ii) acknowledge that the Collateral Agent now has exclusive control of the Account, that all funds in the Account shall be transferred to the Collateral Agent as provided herein, that the Account is being maintained by you for the benefit of the Collateral Agent and that all amounts and other property therein are held by you as custodian for the Collateral Agent.

         Except as provided in clauses (b)(iii) and (e) below, the Account shall not be subject to deduction, set-off, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Collateral Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with the Collateral Agent as follows:

               (a) Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Collateral Agent, shall be entitled "Citicorp North America, Inc. [name of Company] Account" and shall be subject to written instructions only from an authorized officer of the Collateral Agent.

               (b) [A post office box (the "Lockbox") has been rented in the name of the Company at the [___________] post office and the address to be used for such Lockbox is:

                               [Insert address]

         Your authorized representatives shall have access to the Lockbox under the authority given by the Company to the post office and shall make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. You shall endorse process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Account in accordance with the procedures set forth below.

                      (i) You shall follow your usual operating procedures for
               the handling of any checks received from the Lockbox or other remittance received in the Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.

                      (ii) You shall endorse and process all eligible checks
               and other remittance items not covered by clause (iii) below and deposit such checks and remittance items in the Account.

                      (iii) You shall mail all checks returned unpaid because
               of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Collateral Agent). You may charge the Account for the amounts of any returned check that has been previously credited to the Account. To the extent insufficient funds remain in the Account to cover any such returned check, the Company shall indemnify you for the uncollected amount of such returned check upon your demand.

                      (iv) You shall maintain a record of all checks and other
               remittance items received in the Account and, in addition to providing the Company with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items on a daily basis, furnish to the Collateral Agent a monthly statement of the Account to Citicorp North America, Inc., as Collateral Agent at the following address: 388 Greenwich Street, New York, New York 10013, Attention:
               [____________], with a copy to the Company.]

               (c) Prior to the delivery to you of a written notice from the Collateral Agent in the form of Exhibit A hereto (a "Blockage Notice"), you are authorized to transfer to the Company, in same day funds, on each business day, the entire balance in the Account to the following account:

                           ABA Number:  _____________________
                           [name and address of Company's bank]

                           Account Name: ____________________________
                                           Concentration Account
                           Account Number: __________________________
                           Reference: _______________________________
                           Attn: ____________________________________

                           or to such other account as the Company may from time to time designate in writing.

               (d) From and after the delivery to you of a Blockage Notice, you shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Agent) to the Agent, in same day funds, on each business day, the entire balance in the Account to the following account:

                           ABA Number:  ____________________________
                           Citibank, N.A.
                           388 Greenwich Street
                           New York, New York 10013

                           Account Name: ______________________________
                                              Concentration Account
                           Account Number: _____________________________
                           Reference: __________________________________
                           Attn:________________________________________

         or to such other account as the Collateral Agent may from time to time designate in writing (the "Collateral Agent Concentration Account").

               (e) All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

         This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Collateral Agent, the Secured Parties referred to in the Credit Agreement and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Collateral Agent, the Company and you. Your obligations to the Collateral Agent pursuant to this letter agreement shall continue in effect until the security interest of the Collateral Agent in the Account has been terminated pursuant to the terms of the Credit Agreement and related documents and the Collateral Agent has notified you of such termination in writing. The Collateral Agent agrees to provide notice of such termination to you upon the request of the Company on or after the termination of the Collateral Agent's security interest in the Account pursuant to the terms of the Credit Agreement and related documents. The termination of this letter agreement shall not terminate the Account or alter your obligations to the Company pursuant to any other agreement with respect to the Account.

         This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

         This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Collateral Agent, the Company and you.

         This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

         Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Collateral Agent, and you, in accordance with its terms.

                                            Very truly yours,

                                            [NAME OF GRANTOR]


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            CITICORP NORTH AMERICA, INC.,
                                            as Collateral Agent


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

ACKNOWLEDGED AND AGREED
as of the date first above written:

[DEPOSIT ACCOUNT BANK]


By:
   -----------------------------
Name:
Title:

                                   EXHIBIT A

                                      TO

                       DEPOSIT ACCOUNT CONTROL AGREEMENT


                   Form of Collateral Agent Blockage Notice


[Deposit Account Bank]
[Address]


         Re:  Account No. ____________________ (the "Account")


Ladies and Gentlemen:

         Reference is made to the Account and that certain Deposit Account Control Agreement dated __________ __, 200__ among you, Citicorp North America, Inc., as Collateral Agent (the "Collateral Agent"), and [_____________] (the "Deposit Account Control Agreement"). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

         The Collateral Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Agent) to the Collateral Agent, in same day funds, on each business day, the entire balance in the Account to the Collateral Agent Concentration Account specified in clause (d) of the Deposit Account Control Agreement or to such other account as the Collateral Agent may from time to time designate in writing.

                                            Very truly yours,

                                            CITICORP NORTH AMERICA, INC,
                                            as Collateral Agent


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                    ANNEX 2
                                      TO
              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                       FORM OF CONTROL ACCOUNT AGREEMENT


                                                       _____________ __, 200__

[Name and Address of Approved
  Securities Intermediary]


Ladies and Gentlemen:

         The undersigned ___________________ (the "Pledgor") together with certain of its affiliates are party to a Amended and Restated Pledge and Security Agreement dated April 11, 2005 in favor of Citicorp North America, Inc., as agent for the Secured Parties therein (the "Pledgee" and such agreement the "Pledge and Security Agreement") pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No. _______ of the Pledgor (the "Pledge").

         In connection therewith, the Pledgor hereby instructs you (the "Approved Securities Intermediary") to do all of the following:

1. maintain the Account, as "________ - Citicorp North America, Inc. Control Account";

2. hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the "Assets"), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

3. provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4. honor only the instructions or Entitlement Orders in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except that until such time as the Pledgee gives a written notice to the Approved Securities Intermediary that the Pledgor's rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting right that it may have with respect to any Asset, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the Assets and all cash proceeds of any sale of Assets ("Permitted Withdrawals"); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

         By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney's fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee.

         The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

         For the purpose of this Agreement, the term "Authorized Officer of the Pledgor" shall refer in the singular to ___________________ or ___________________ (each of whom is, on the date hereof, an officer or director of the Pledgor) and "Authorized Officer of the Pledgee" shall refer in the singular to any person who is a vice president or managing director of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.

         Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

         As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance shall be placed by it on the Assets without the express written consent of both the Pledgee and the Approved Securities Intermediary.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary's jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the "UCC") shall be, the law of the State of New York.

         The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulation for the Federal Reserve Book Entry System, of the Pledgee's security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee's control of the Assets and to confirm the first priority of the Pledgee's security interest in the Assets. The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee's security interest in the Assets.

         If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

         This Agreement may be terminated by the Approved Securities Intermediary upon 30 day's prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

         The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.


                                        [NAME OF PLEDGOR]


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        CITICORP NORTH AMERICA, INC.,
                                        as Collateral Agent


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

ACCEPTED AND AGREED
as of the date first above written:

[APPROVED FINANCIAL INTERMEDIARY]


By:
   ---------------------------------
   Name:
   Title:

                                  SCHEDULE A

                                      TO

                               CONTROL AGREEMENT


         List of Assets for Pledged Collateral Account Number: _______________

                                    ANNEX 3
                                      TO
              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                           FORM OF PLEDGE AMENDMENT



         This PLEDGE AMENDMENT, dated as of __________ __, 200_, is delivered pursuant to Section 4.4(a) (Pledged Collateral) of the Amended and Restated Pledge and Security Agreement, dated as of April 11, 2005, by HLI Operating Company, Inc. (the "Borrower"), Hayes Lemmerz International, Inc. ("Holdings"), the undersigned Grantor and the other Subsidiaries of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as agent for the Secured Parties referred to therein (the "Pledge and Security Agreement") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

                                           [GRANTOR]


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                 Pledged Stock

                                                               NUMBER OF
                                                               SHARES,
                                                               UNITS OR
ISSUER      CLASS          CERTIFICATE NO(S).   PAR VALUE      INTERESTS
------      -----          ------------------   ---------      ---------











                                 Pledged Debt


               DESCRIPTION                                            PRINCIPAL
ISSUER         OF DEBT         CERTIFICATE NO(S).   FINAL MATURITY    AMOUNT
------         -------         ------------------   --------------    ------

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Collateral Agent


By:
   ----------------------------------
   Name:
   Title:

                                    ANNEX 4
                                      TO
              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                           FORM OF JOINDER AGREEMENT



         This JOINDER AGREEMENT, dated as of _________ __, 20__, is delivered pursuant to Section 7.11 (Additional Grantors) of the Amended and Restated Pledge and Security Agreement, dated as of April 11, 2005, by HLI Operating Company, Inc. (the "Borrower"), Hayes Lemmerz International, Inc. ("Holdings"), and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of the Citicorp North America, Inc., as agent for the Secured Parties referred to therein (the "Pledge and Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

         By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.11 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Collateral Agent, the following security interests:

         (a) as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Senior Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Senior Secured Parties, and grants to the Collateral Agent for the benefit of the Senior Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder; and

         (b) as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Junior Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Junior Secured Parties, and grants to the Collateral Agent for the benefit of the Junior Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder.

         The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement.

         The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.


                                            [ADDITIONAL GRANTOR]


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

ACKNOWLEDGED AND AGREED
as of the date first above written:


CITICORP NORTH AMERICA, INC.,
as Collateral Agent


By:
   ---------------------------------
   Name:
   Title:

                                    ANNEX 5
                                      TO
              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                FORM OF SHORT FORM COPYRIGHT SECURITY AGREEMENT



         COPYRIGHT SECURITY AGREEMENT, dated as of _________ __, 200_, by HLI OPERATING COMPANY, INC. (the "Borrower") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to
Section 7.11 (Additional Grantors) of the Pledge and Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp North America, Inc. ("CNAI"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Collateral Agent").

                             W I T N E S S E T H:

         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Hayes Lemmerz International, Inc., the Lenders and the Issuers party thereto, CNAI, as collateral agent for the Secured Parties, CNAI, as administrative agent for the First Lien Lenders, CNAI, as administrative agent for the Term C Lenders, Lehman Commercial Paper Inc., as syndication agent, and General Electric Capital Corporation, as documentation agent, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Grantors other than the Borrower are party to the Amended and Restated Guaranty pursuant to which they have guaranteed the Obligations; and

         WHEREAS, all the Grantors are party to an Amended and Restated Pledge and Security Agreement of even date herewith in favor of the Collateral Agent (the "Pledge and Security Agreement") pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Collateral Agent and the Administrative Agents to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

         Section 1. Defined Terms

         Unless otherwise defined herein, terms defined in the Credit Agreement or in the Pledge and Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Pledge and Security Agreement.

         Section 2. Grant of Security Interest in Copyright Collateral

         Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Copyright Collateral"):

         (a) all of its Copyrights, including, without limitation, those referred to on Schedule I hereto; and

         (b) all rights to sue at law or in equity for any infringement or other impairment of the foregoing, including the right to receive all proceeds and damages thereof.

         Section 3. Security Agreement

         The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent in its separate capacities as set forth and pursuant to the Pledge and Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.


                                      Very truly yours,

                                      HLI OPERATING COMPANY, INC.,
                                      as Borrower and Grantor


                                      By:
                                         ---------------------------------
                                         Name:   Patrick C. Cauley
                                         Title:  Vice President


                                      HAYES LEMMERZ INTERNATIONAL, INC.,
                                      as Grantor


                                      By:
                                         ----------------------------------
                                         Name:   Patrick C. Cauley
                                         Title:  Vice President


                                      HAYES LEMMERZ INTERNATIONAL - HOMER, INC., as Grantor


                                      By:
                                         -----------------------------------
                                         Name:   Patrick C. Cauley
                                         Title:  Vice President

ACCEPTED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Collateral Agent


By:
   ------------------------------
   Name:
   Title:

                           ACKNOWLEDGMENT OF GRANTOR



STATE OF ________________)
                         )    ss.
COUNTY OF _______________)


         On this ___ day of April, 2005 before me personally appeared ________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of _________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                      ____________________________
                                            Notary Public

                                  SCHEDULE I

                                      TO

                         COPYRIGHT SECURITY AGREEMENT


                            Copyright Registrations


A.       REGISTERED COPYRIGHTS

         [Include Copyright Registration Number and Date]

B.       COPYRIGHT APPLICATIONS

                                    ANNEX 6
                                      TO
              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                 FORM OF SHORT FORM PATENT SECURITY AGREEMENT



         PATENT SECURITY AGREEMENT, dated as of _________ __, 200_, by HLI Operating Company, Inc. (the "Borrower") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to
Section 7.11 (Additional Grantors) of the Pledge and Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp North America, Inc. ("CNAI"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Collateral Agent").

                             W I T N E S S E T H:

         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Hayes Lemmerz International, Inc., the Lenders and Issuers party thereto, CNAI, as collateral agent for the Secured Parties, CNAI, as administrative agent for the First Lien Lenders, CNAI, as administrative agent for the Term C Lenders, Lehman Commercial Paper Inc., as syndication agent, and General Electric Capital Corporation, as documentation agent, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Grantors other than the Borrower are party to the Amended and Restated Guaranty pursuant to which they have guaranteed the Obligations; and

         WHEREAS, all the Grantors are party to an Amended and Restated Pledge and Security Agreement of even date herewith in favor of the Collateral Agent (the "Pledge and Security Agreement") pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Collateral Agent and the Administrative Agents to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

         Section 4. Defined Terms

         Unless otherwise defined herein, terms defined in the Credit Agreement or in the Pledge and Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Pledge and Security Agreement.

         Section 5. Grant of Security Interest in Patent Collateral

         Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Patent Collateral"):

         (a) all of its Patents, including, without limitation, those referred to on Schedule I hereto;

         (b) all reissues and continuations of the foregoing; and

         (c) all rights to sue at law or in equity for any infringement or other impairment of the foregoing, including the right to receive all proceeds and damages thereof.

         Section 6. Security Agreement

         The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent in its separate capacities as set forth and pursuant to the Pledge and Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                          Very truly yours,

                                          HLI OPERATING COMPANY, INC.,
                                          as Borrower and Grantor


                                          By:
                                             --------------------------------
                                             Name:   Patrick C. Cauley
                                             Title:  Vice President


                                          HAYES LEMMERZ INTERNATIONAL, INC.,
                                          as Grantor


                                          By:
                                             --------------------------------
                                             Name:   Patrick C. Cauley
                                             Title:  Vice President


                                          HAYES LEMMERZ INTERNATIONAL -
                                          EQUIPMENT AND ENGINEERING, INC.,
                                          as Grantor


                                          By:
                                             -------------------------------
                                             Name:   Patrick C. Cauley
                                             Title:  Vice President


                                          HLI SUSPENSION HOLDING COMPANY, INC.,
                                          as Grantor


                                          By:
                                             --------------------------------
                                             Name:   Patrick C. Cauley
                                             Title:  Vice President

ACCEPTED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Collateral Agent


By:
   --------------------------------
   Name:
   Title:

                          ACKNOWLEDGEMENT OF GRANTOR



STATE OF ________________)
                         )    ss.
COUNTY OF _______________)


         On this ___ day of April, 2005 before me personally appeared _______________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ______________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                      ____________________________
                                            Notary Public

                                  SCHEDULE I

                                      TO

                           PATENT SECURITY AGREEMENT


                             Patent Registrations


A.       REGISTERED PATENTS

         [Include Patent Registration Number and Date]

B.       PATENT APPLICATIONS

                                    ANNEX 7
                                      TO
              AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                FORM OF SHORT FORM TRADEMARK SECURITY AGREEMENT



         TRADEMARK SECURITY AGREEMENT, dated as of _________ __, 200_, by HLI Operating Company, Inc. ("Borrower") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section
7.11 (Additional Grantors) of the Pledge and Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp North America, Inc. ("CNAI"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Collateral Agent").

                             W I T N E S S E T H:

         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Hayes Lemmerz International, Inc., the Lenders and Issuers party thereto, CNAI, as collateral agent for the Secured Parties, CNAI, as administrative agent for the First Lien Lenders, CNAI, as administrative agent for the Term C Lenders, Lehman Commercial Paper Inc., as syndication agent, and General Electric Capital Corporation, as documentation agent, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Grantors other than the Borrower are party to the Amended and Restated Guaranty pursuant to which they have guaranteed the Obligations; and

         WHEREAS, all the Grantors are party to an Amended and Restated Pledge and Security Agreement of even date herewith in favor of the Collateral Agent (the "Pledge and Security Agreement") pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Collateral Agent and the Administrative Agents to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

         Section 7. Defined Terms

         Unless otherwise defined herein, terms defined in the Credit Agreement or in the Pledge and Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Pledge and Security Agreement.

         Section 8. Grant of Security Interest in Trademark Collateral

         Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Trademark Collateral"):

         (a) all of its Trademarks, including, without limitation, those referred to on Schedule I hereto;

         (b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

         (c) all rights to sue at law or in equity for any infringement or other impairment of the foregoing, including the right to receive all proceeds and damages thereof.

         Section 9. Security Agreement

         The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent in its separate capacities as set forth and pursuant to the Pledge and Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.


                                        Very truly yours,

                                        HLI OPERATING COMPANY, INC.,
                                        as Borrower and Grantor


                                        By:
                                           ----------------------------------
                                           Name:   Patrick C. Cauley
                                           Title:  Vice President


                                        HAYES LEMMERZ INTERNATIONAL, INC.,
                                        as Grantor


                                        By:
                                           ----------------------------------
                                           Name:   Patrick C. Cauley
                                           Title:  Vice President


                                        HAYES LEMMERZ INTERNATIONAL -
                                        EQUIPMENT AND ENGINEERING, INC.,
                                        as Grantor


                                        By:
                                           ---------------------------------
                                           Name:   Patrick C. Cauley
                                           Title:  Vice President


                                        HLI SUSPENSION HOLDING COMPANY, INC.,
                                        as Grantor


                                        By:
                                           ----------------------------------
                                           Name:   Patrick C. Cauley
                                           Title:  Vice President


                                        HAYES LEMMERZ INTERNATIONAL - PCA, INC., as Grantor


                                        By:
                                           ----------------------------------
                                           Name:   Patrick C. Cauley
                                           Title:  Vice President

ACCEPTED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Collateral Agent


By:
   -----------------------------------
   Name:
   Title:

                          ACKNOWLEDGEMENT OF GRANTOR

STATE OF ________________)
                         )    ss.
COUNTY OF _______________)


         On this ___ day of April, 2005 before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of _______________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                         ____________________________
                                              Notary Public

                                  SCHEDULE I

                                      TO

                         TRADEMARK SECURITY AGREEMENT


                            Trademark Registrations


A.       REGISTERED TRADEMARKS

         [Include trademark registration number and date of registration]

B.       TRADEMARK APPLICATIONS

                               TABLE OF CONTENTS

                                                                           Page


ARTICLE I         DEFINED TERMS..............................................1

         Section 1.1       Definitions.......................................1

         Section 1.2       Certain Other Terms...............................5

ARTICLE II        GRANTS OF SECURITY INTERESTS...............................6

         Section 2.1       Collateral........................................6

         Section 2.2       Grants of Security Interests in Collateral........7

         Section 2.3       Cash Collateral Accounts..........................7

ARTICLE III       REPRESENTATIONS AND WARRANTIES.............................8

         Section 3.1       Title; No Other Liens.............................8

         Section 3.2       Perfection and Priority...........................8

         Section 3.3       Name; Jurisdiction of Organization; Chief
                           Executive Office..................................8

         Section 3.4       Inventory and Equipment...........................8

         Section 3.5       Pledged Collateral................................9

         Section 3.6       Accounts..........................................9

         Section 3.7       Intellectual Property.............................9

         Section 3.8       Deposit Accounts; Control Accounts...............10

         Section 3.9       Commercial Tort Claims...........................10

ARTICLE IV        COVENANTS.................................................10

         Section 4.1       Generally........................................10

         Section 4.2       Maintenance of Perfected Security Interest;
                           Further Documentation............................11

         Section 4.3       Changes in Locations, Name, Etc..................11

         Section 4.4       Pledged Collateral...............................12

         Section 4.5       Control Accounts; Approved Deposit Accounts......13

         Section 4.6       Accounts.........................................14

         Section 4.7       Delivery of Instruments and Chattel Paper........14

         Section 4.8       Intellectual Property............................14

         Section 4.9       Vehicles.........................................16

         Section 4.10      Payment of Obligations...........................16

         Section 4.11      Insurance........................................16

         Section 4.12      Notice of Commercial Tort Claims.................17

ARTICLE V         REMEDIAL PROVISIONS.......................................17

         Section 5.1       Code and Other Remedies..........................17

         Section 5.2       Accounts and Payments in Respect of General
                           Intangibles......................................18

         Section 5.3       Pledged Collateral...............................19

         Section 5.4       Proceeds to be Turned Over To Collateral Agent...20

         Section 5.5       Registration Rights..............................20

         Section 5.6       Deficiency.......................................21

ARTICLE VI        THE COLLATERAL AGENT......................................21

         Section 6.1       Collateral Agent's Appointment as Attorney-
                           in-Fact..........................................21

         Section 6.2       Duty of Collateral Agent.........................23

         Section 6.3       Authorization of Financing Statements............23

         Section 6.4       Authority of Collateral Agent....................23

ARTICLE VII       MISCELLANEOUS.............................................24

         Section 7.1       Amendments in Writing............................24

         Section 7.2       Notices..........................................24

         Section 7.3       No Waiver by Course of Conduct; Cumulative
                           Remedies.........................................24

         Section 7.4       Amendment and Restatement; Effectiveness ........24

         Section 7.5       Successors and Assigns...........................24

         Section 7.6       Counterparts.....................................24

         Section 7.7       Severability.....................................25

         Section 7.8       Section Headings.................................25

         Section 7.9       Entire Agreement.................................25

         Section 7.10      Governing Law....................................25

         Section 7.11      Additional Grantors..............................25

         Section 7.12      Release of Collateral............................25

         Section 7.13      Reinstatement....................................26

                               TABLE OF CONTENTS
                                  (continued)




                             ANNEXES AND SCHEDULES



         Annex 1         Form of Deposit Account Control Agreement
         Annex 2         Form of Control Account Agreement
         Annex 3         Form of Pledge Amendment
         Annex 4         Form of Joinder Agreement
         Annex 5         Form of Short Form Copyright Security Agreement
         Annex 6         Form of Short Form Patent Security Agreement
         Annex 7         Form of Short Form Trademark Security Agreement

         Schedule 1       State of Incorporation; Principal Executive Office
         Schedule 2       Pledged Collateral
         Schedule 3       Filings
         Schedule 4       Location of Inventory and Equipment
         Schedule 5       Intellectual Property
         Schedule 6       Bank Accounts; Control Accounts
         Schedule 7       Commercial Tort Claims